SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): March 31, 2006




                              DHB INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


              Delaware                 001-13112               11-3129361
  -------------------------------     ------------        ---------------------
  (State or other jurisdiction of     (Commission           (I.R.S. Employer
           incorporation)             File Number)        Identification   No.)

400 Post Avenue, Suite 303, Westbury, New York                        11590
----------------------------------------------                      ----------
(Address of principal executive office)                             (Zip Code)

                      (516) 997-1155
-----------------------------------------------------
(Registrant's telephone number, including area code)


                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                    (Page 1)
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SECTION 4 - Matters Related to Accountants and Financial Statements

ITEM 4.02 - Non-Reliance on Previously  Issued  Financial  Statements or Related
            Audit Report or Completed  Interim Review

On March 16, 2006, DHB Industries Inc. (the "Company") filed a Form 12b-25 requesting a 15-day extension, from March 16 to March 31, 2006, for filing its Annual Report on Form 10-K for the period ended December 31, 2005. As then announced, the Company has been conducting additional analysis of historical information and records to ensure the reasonableness of estimates and the accuracy of reported inventory levels and resulting gross profit and income levels for 2005. Our analysis has focused on correcting certain inaccurate inventory records as well as, the reserve established for the voluntary replacement program for Zylon(TM) containing armor products called to our attention by the Company's independent auditors, and analyzing the cost of inventory items. We are being assisted by consultants with experience in finance and cost accounting. Officers of the Company have discussed the foregoing matters with the Company's auditors.

Because the Company has identified adjustments of inventory, both positive and negative, that are individually material to each quarter, management, supported by the Audit Committee of the Board of Directors, concluded today that investors should no longer rely on the Company's previously issued, interim financial statements for 2005. However, the cumulative effect of adjustments has not yet been determined.

As previously reported, we believe that this analysis could result in restatement of the reported results for one or more of the first three quarters of 2005, including restatement of the amount of the inventory written off in the third quarter. Because the analysis is not complete, the Company is not yet in a position to file its Form 10-K for the period ended December 31, 2005. The Company intends to file its Form 10-K as soon as practicable and is employing all available resources to do so.

EXHIBIT 99.1 NEWS RELEASE OF DHB INDUSTRIES, INC. ISSUED MARCH 31, 2006: DHB WILL DELAY ITS FILING OF FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2006.



                                    (Page 2)

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 31, 2006


                                            DHB INDUSTRIES, INC.


                                            By: /s/ DAWN M. SCHLEGEL
                                                ---------------------------
                                                Name:  Dawn M. Schlegel
                                                Title: Chief Financial Officer


                                    (Page 3)

                                  EXHIBIT INDEX                       PAGE NO.


99.1     News Release of DHB will delay filing of its Form 10-K          2
         for the year ended December 31, 2005.




                                    (Page 4)